UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2018

FIVE STAR SENIOR LIVING INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to Five Star Senior Living Inc. and its applicable subsidiaries and the term “SNH” refers to Senior Housing Properties Trust and its applicable subsidiaries.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported, in November 2017 we entered a transaction agreement with SNH pursuant to which we agreed to sell six senior living communities to SNH for an aggregate sales price of approximately $104.4 million, including SNH’s assumption of approximately $33.5 million of mortgage debt principal secured by certain of these senior living communities and excluding closing costs. Also, as previously reported, in December 2017, January 2018 and February 2018, we sold to SNH two of these senior living communities located in Alabama and Indiana, one of these senior living communities located in Tennessee, and one of these senior living communities located in Arizona, respectively. We began managing those senior living communities for the account of SNH upon completion of those sales pursuant to management agreements and pooling agreements between us and SNH. On June 29, 2018, we sold to SNH the remaining two of these senior living communities located in Tennessee for an aggregate sales price of approximately $23.3 million, including SNH’s assumption of approximately $16.6 million of mortgage debt principal secured by those senior living communities and excluding closing costs. We began managing those senior living communities for the account of SNH upon completion of those sales pursuant to management agreements and the existing Pooling Agreement No. 12 between us and SNH, which we and SNH amended and restated on June 28, 2018 to include another senior living community owned by SNH and located in California that we began managing for the account of SNH on that date pursuant to a management agreement between us and SNH after the previous tenant defaulted on its lease with SNH.

The foregoing references to the transaction agreement and to our management and pooling agreements with SNH are qualified in their entirety by reference to the descriptions of those documents included in Note 9 to our condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, or our Quarterly Report, and in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, and to the full text of the transaction agreement, including the forms of management and pooling agreements and other exhibits and schedules thereto, a copy of which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K, and of our Amended and Restated Pooling Agreement No. 12, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Information Regarding Certain Relationships and Related Person Transactions

We were formerly a 100% owned subsidiary of SNH until SNH distributed our common shares to its shareholders in 2001. SNH is currently one of our largest stockholders, owning, as of March 31, 2018, 4,235,000 of our common shares, or approximately 8.4% of our outstanding common shares. SNH is our largest landlord and we manage senior living communities for SNH. One of our Managing Directors, Adam Portnoy, is a managing trustee of SNH. Our Executive Vice President, Chief Financial Officer and Treasurer was formerly SNH’s chief financial officer and treasurer. The RMR Group LLC, or RMR LLC, provides management services to both us and SNH. The RMR Group Inc., or RMR Inc., the managing member of RMR LLC, is controlled by Adam Portnoy as the sole trustee of ABP Trust. A subsidiary of ABP Trust is our largest stockholder, owning, as of March 31, 2018, 17,999,999 of our common shares, or approximately 35.6% of our outstanding common shares. SNH’s executive officers are officers of RMR LLC. Our President and Chief Executive Officer, our Executive Vice President, Chief Financial Officer and Treasurer and our Executive Vice President and General Counsel are officers of RMR LLC. Another subsidiary of ABP Trust is the landlord for our headquarters. Because of the continuing relationships between us and SNH, the terms of the transaction agreement and our management and pooling arrangements with SNH were negotiated and approved by special committees of our Board of Directors and SNH’s board of trustees composed of our Independent Directors and SNH’s independent trustees who are not also Directors or trustees of the other party, which committees were represented by separate counsel.

For further information about these and other such relationships and related person transactions, please see our Quarterly Report, our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Stockholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 9, 10 and 11 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 9, 11, 15 and 16 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, THIS CURRENT REPORT STATES THAT SPECIAL COMMITTEES OF EACH OF OUR BOARD OF DIRECTORS AND SNH’S BOARD OF TRUSTEES COMPOSED OF OUR INDEPENDENT DIRECTORS AND SNH’S INDEPENDENT TRUSTEES WHO ARE NOT ALSO DIRECTORS OR TRUSTEES OF THE OTHER PARTY AND WHO WERE REPRESENTED BY SEPARATE COUNSEL NEGOTIATED AND APPROVED THE TERMS OF THE TRANSACTION AGREEMENT AND OUR MANAGEMENT AND POOLING ARRANGEMENTS WITH SNH. AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THESE AGREEMENTS ARE AS FAVORABLE TO US AS TERMS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES. HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING THESE TRANSACTIONS OR OUR ENTRY INTO THESE AGREEMENTS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SNH, RMR LLC, ABP TRUST AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING EVEN MERITLESS CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Transaction Agreement, dated as of November 8, 2017, between the Company and Senior Housing Properties Trust. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.)

99.1	Amended and Restated Pooling Agreement No. 12, dated as of June 28, 2018, between FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust. (Filed herewith.)

99.2

Accession Agreement to Amended and Restated Pooling Agreement No. 12, dated as of June 29, 2018, between FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR SENIOR LIVING INC.

By:	/s/ Richard A. Doyle
Name:	Richard A. Doyle
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated:  July 3, 2018